Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(€ thousands)	2022	2021	2020
Current income tax expense/(benefit):
Germany	€26,239	€3,729	€(362)
Other countries	65	1	117
Current income tax expense/(benefit)	€26,304	€3,730	€(245)
Deferred income tax expense/(benefit):
Germany	(19,763)	8,914	(8,165)
Other countries	29	(58)	(84)
Deferred income tax expense/(benefit)	€(19,734)	€8,856	€(8,249)
Income tax expense/(benefit)	€6,570	€12,586	€(8,494)
Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income/(loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(€ thousands)	2022	2021	2020
Germany	€(119,273)	€23,387	€(252,859)
Other countries	(974)	(97)	(274)
Income/(loss) before income taxes	€(120,247)	€23,290	€(253,133)
A reconciliation of amounts computed by applying the German statutory income tax rate of 31.2% to income/(loss) before income taxes to total income tax expense/(benefit) is as follows:

	Year ended December 31,
(€ thousands)	2022	2021	2020
Income/(loss) before income taxes	€(120,247)	€23,290	€(253,133)

Income tax expense at German tax rate	(37,547)	7,272	(79,041)
Foreign rate differential	175	17	40
Expected tax expense/(benefit)	€(37,372)	€7,289	€(79,001)

Tax effect from:
Non-deductible share-based compensation	€4,791	€5,390	€4,708
Non-deductible corporate costs	234	121	—
Goodwill impairment	32,674	—	64,829
Prior period taxes	192	(294)	9
Movement in valuation allowance	(57)	80	454
Foreign withholding taxes	—	—	305
Movement in uncertain tax positions	6,311	56	14
Income tax effect resulting from weekengo asset deal transaction	—	1,938	—
Initial recognition of tax deductible goodwill and intangibles	—	(1,938)	—
Other differences	(203)	(56)	188
Income tax expense/(benefit)	€6,570	€12,586	€(8,494)
Income tax expense/(benefit) was €6.6 million, €12.6 million and €(8.5) million for the years ended December 31, 2022, 2021 and 2020, respectively. Our effective tax rate was (5.5)%, 54.0% and 3.4% in the years ended December 31, 2022, 2021 and 2020, respectively. Non-deductible share-based compensation of (pre-tax) €15.3 million, €17.3 million and €15.1 million had an impact on the effective tax rates of (4.0)%, 23.1% and (1.9)% in the years ended December 31, 2022, 2021 and 2020, respectively. Non-deductible impairment expenses on goodwill of (pre-tax) €104.6 million and €207.6 million had an impact on the effective tax rate of (27.2)% and (25.6)% in the years ended December 31, 2022 and 2020, respectively. The uncertain tax position movement relates to tax deductibility of general and administrative expenses incurred by trivago N.V. in the year 2022. The related tax impact of the movement in uncertain tax position of €6.3 million had an impact on the effective tax rate of (5.2)% in the year ended December 31, 2022. Additional details on the movement in valuation allowance are included in the deferred income tax section below.
Following the weekengo share deal in January 2021, an intragroup asset deal took place in August 2021. The asset deal resulted in a deferred income tax benefit of €1.9 million on level of trivago N.V. for tax deductible goodwill and intangible assets. Correspondingly, an income tax expense resulted on the level of weekengo split into deferred tax expense of €1.3 million (utilization of tax loss carry forwards) and current tax expense of €0.6 million (minimum taxation). The tax effects resulting from the acquisition of shares and assets of weekengo were separate transactions in the year 2021.
Other differences relate to one-off items during the year, such as non-deductible expenses which are individually insignificant.
Uncertain tax positions
Uncertain tax positions as of December 31, 2022 and 2021 were as follows:

	Year Ended December 31,
(€ thousands)	2022	2021
Balance, beginning of year	€2,927	€2,871
Increases to tax positions related to the current year	6,289	—
Increases to tax positions related to prior years	—	—
Interest and penalties	22	56
Balance, end of year	€9,238	€2,927
Tax audits
The Company is subject to audit by federal, state, local and foreign income tax authorities. As of December 31, 2022, there is an ongoing audit of tax returns for trivago N.V. from 2016 through 2018 for corporate income tax, trade tax and value-added tax. According to the statute of limitation, the German tax authorities may initiate additional audits of the tax years for 2019 through 2022.
Deferred income taxes
As of December 31, 2022 and 2021, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(€ thousands)	2022	2021
Deferred tax assets:
Net operating loss and tax credit carryforwards	1,329	5,665
Prepaid expense and other current assets	—	310
Accrued expenses and other current liabilities	42	157
Operating lease liability	14,135	14,843
Other long-term liabilities	35	47
Deferred tax assets (gross)	€15,541	€21,022
Less valuation allowance	(1,329)	(1,388)
Subtotal	€14,212	€19,634
Offsetting	(14,212)	(19,608)
Deferred tax assets	€—	€26

Deferred tax liabilities:
Cash and cash equivalents	51	722
Prepaid expense and other current assets	163	—
Intangible assets, net	27,771	51,257
Property and equipment	2,129	2,334
Operating lease right-of-use assets	14,060	15,089
Other	88	16
Subtotal	€44,262	€69,418
Offsetting	(14,212)	(19,608)
Deferred tax liabilities	€30,050	€49,810
Tax-effected net operating loss carryforwards (“NOLs”) decreased by €4.4 million to €1.3 million as of December 31, 2022, from €5.7 million in 2021. The reduction was mainly driven by the utilization of the losses at the trivago N.V. level. Deferred tax liabilities resulting from intangible assets decreased to €27.8 million as of December 31, 2022, from €51.3 million in 2021. The reduction was mainly driven by the trademark impairment charges of €80.0 million for the year ended December 31, 2022 that resulted in a deferred tax benefit of approximately €25.0 million.
trivago N.V. is a Dutch listed entity, however has its tax residency in Germany. As of December 31, 2022, deferred tax assets of €1.3 million for accumulated tax loss carryforwards of domestic and foreign subsidiaries were not recognized as we have considered these tax loss carryforwards as not realizable. Accordingly the valuation allowance decreased by €0.1 million from the amount recorded as of December 31, 2021.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was €1.7 million as of December 31, 2022 (2021: €1.7 million). In terms of undistributed earnings of domestic investments, we have recognized deferred income taxes on taxable temporary difference of €18 thousand, as only 5% refer to a taxable temporary difference under German tax law. Any capital gains on the sale of participations would be 95% exempt under German tax law.